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EXHIBIT 10.24(a)

                                 FIRST AMENDMENT
                                     TO THE
                          VALASSIS COMMUNICATIONS, INC.
                            SUPPLEMENTAL BENEFIT PLAN

     WHEREAS, Valassis Communications, Inc. (the "Company") has adopted the Valassis Communications, Inc. Supplemental Benefit Plan (the "Plan") in 1998;

     WHEREAS, pursuant to Section 8.7 and Section 9 the Board of Directors may amend the Plan;

     WHEREAS, the Company's Board of Directors deems it in the best interests of the Company to increase the amount of supplemental benefit payable to its participants by one-half percent.

     NOW, THEREFORE, by resolution of the Company's Board of Directors, the Plan is hereby amended as follows:

     1. The reference to "one and one-half percent" in Section 5.1 of the Plan is hereby amended to "two percent."

     2.   Such amendment shall become effective January 1, 2003.

     3.   All other terms of the Plan shall remain in full force and effect.